UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

WAVE SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	0-24752	13-3477246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                                                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2013, Wave Systems Corp. (“Wave”) announced that, following shareholder approval at an annual meeting of the stockholders held on June 20, 2013, Wave’s Board of directors has approved a 1-for- 4 reverse stock split of Wave’s common stock, effective as of July 1, 2013 (the “Reverse Stock Split”).  In connection with the Reverse Stock Split, Wave filed with the Secretary of State of the State of Delaware a Certificate of Amendment of Wave’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split and to decrease the number of authorized shares of Wave’s Class A common stock, par value $.01 per share (the “Class A Common Stock” and Class B Common stock, par value $.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) from approximately  116,915,105 shares in the aggregate to approximately 29,228,776 shares.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

The Certificate of Amendment became effective as of 5:00 p.m., Eastern time, on  June 28, 2013, at which time every four shares of issued and outstanding Class A Common Stock and Class B Common Stock were automatically combined into one issued and outstanding share of Class A Common Stock or Class B Common Stock, as applicable, without any change in the par value per share.

No fractional shares will be issued in connection with the Reverse Stock Split.   Stockholders who would otherwise hold a fractional share of Common Stock will receive a cash payment from the proceeds of that sale in lieu of such fractional share.

Item 8.01.  Other Events.

The Reverse Stock Split was announced by means of a press release entitled “Following Shareholder Approval of Reverse Split Proposal, Wave’s Board Approves 1-for-4 Reverse Stock Split.” A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment of Restated Certificate of Incorporation of Wave.

Exhibit 99.1	Press Release of Wave, dated June 28, 2013, announcing the Reverse Stock Split.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/Gerard T. Feeney
Gerard T. Feeney
Chief Financial Officer

Dated: July 3, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment of Restated Certificate of Incorporation of Wave.

Exhibit 99.1	Press Release of Wave, dated June 28, 2013, announcing the Reverse Stock Split.